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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with this Annual Report of CTC Media, Inc. (the "Company") on Form 10-K for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Anton Kudryashov, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ANTON KUDRYASHOV Anton Kudryashov Chief Executive Officer March 1, 2011

        A signed original of this written statement required by Section 906 has been provided to CTC Media, Inc. and will be retained by CTC Media, Inc. and furnished to the SEC or its staff upon request.

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002